Execution Version

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 29, 2015, is by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as such term is hereinafter defined) party hereto and BANK OF AMERICA, N.A., as the administrative agent for the Lenders party to the Credit Agreement referenced below (in such capacity, together with the successors in such capacity, the “Administrative Agent”) and L/C Issuer.
R E C I T A L S
A.    The Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), the Administrative Agent and the other agents referred to therein are parties to that certain Second Amended and Restated Credit Agreement dated as of January 26, 2015, as amended by the First Amendment dated as of June 1, 2015 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit (subject to the terms and conditions thereof) to the Borrower.
B.    The Borrower has previously informed the Administrative Agent that it desires to amend certain provisions of the Credit Agreement as set forth herein, including, without limitation, financial covenants and certain related provisions.
C.    In order to amend such provisions of the Credit Agreement, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 1.    Amendments to Credit Agreement.
1.1    Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions in the appropriate place based on alphabetical order:
“Second Amendment” shall mean that certain Second Amendment to the Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the Subsidiary Guarantors, the Administrative Agent, the Lenders party thereto and any other Persons party thereto.
“Second Amendment Effective Date” shall mean September 29, 2015.
1.2    Amendments to the definition of “Applicable Rate”. The definition of “Applicable Rate” is hereby amended and restated in its entirety to read as follows:
“Applicable Rate” means (a)  from the Second Amendment Effective Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ending September 30, 2015, 1.75% per annum for Base Rate Loans and 2.75% per annum for Eurodollar Rate Loans and (b) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
1	< 2.50:1	2.50%	1.50%
2	≥ 2.50:1 but < 3.50:1	2.75%	1.75%
3	≥ 3.50:1 but < 4.25:1	3.00%	2.00%
4	≥ 4.25:1 but < 5.00:1	3.50%	2.50%
5	≥ 5.00:1	4.00%	3.00%
Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

1.3    Amendments to Sections 2.03(a)(ii)(A) and (B) of the Credit Agreement. Sections 2.03(a)(ii)(A) and (B) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
(A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; provided, that, Letters of Credit in an aggregate amount up to $5,000,000 may have a longer expiry date of up to three years after the date of issuance or extension, provided, further, that if any Letter of Credit issued pursuant to the preceding proviso is outstanding on the 180th day prior to the Maturity Date or is issued or extended on or after such date, the Borrower shall Cash Collateralize such Letter of Credit in an amount equal to 105% of the stated amount of such Letter of Credit on or before the 170th day prior to the Maturity Date (or if issued or extended on or after the 180th day prior to the Maturity Date, immediately upon such issuance or extension); or
(B) except with respect to Letters of Credit issued pursuant to the provisos in clause (A) above, the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.
1.4    Amendment to Section 2.14 of the Credit Agreement. The following new clause (h) is hereby added in Section 2.14 of the Credit Agreement in the appropriate alphabetical place to read as follows:
(h) Second Amendment Commitment Increase Limit. Notwithstanding anything to the contrary in Section 2.14 of the Credit Agreement, upon and after the Second Amendment Effective Date, no Commitment Increase shall be permitted pursuant to Section 2.14.
1.5    Amendments to Section 6.02(b) of the Credit Agreement. Section 6.02(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b) concurrently with the delivery of any financial statements pursuant to Section 6.01, a duly completed and executed Compliance Certificate; provided that, it is understood such Compliance Certificate shall, among other provisions, contain certifications of a Responsible Officer of the Borrower stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate; provided, further that the Compliance Certificate delivered with respect to the fiscal quarter ended September 30, 2015 shall give effect to the information contained in the appraisal report delivered pursuant to Section 6.16.
1.6    Amendments to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 6.12 Appraisal of Collateral. Permit the Administrative Agent to, at the times set forth in the next sentence, require an appraisal of the Collateral at the Borrower’s expense with such appraisal to be prepared by a third-party collateral appraiser selected by the Administrative Agent in its sole reasonable discretion. On or following the date that is 18 months after the Second Amendment Effective Date, the Administrative Agent may (or shall at the request of any Lender) request such an appraisal to be delivered within 60 days of such request (or such longer period of time as the Administrative Agent may agree in its sole discretion) and the Administrative Agent may (or shall at the request of any Lender) make a similar request on or following every 18 month anniversary of the Second Amendment Effective Date thereafter. For the avoidance of doubt, this Section 6.12 shall not prohibit the Borrower from requesting additional third-party appraisals of specific acquired assets in interim periods between any requests made pursuant to the preceding sentence, subject to the approval of and selection of an appraiser by the Administrative Agent, in each case in its sole reasonable discretion.

1.7    Amendment to add new Section 6.16. A new Section 6.16 of the Credit Agreement is hereby added in the appropriate place based on numerical ordering to read as follows:
Section 6.16 Delivery of Second Amendment Appraisal. Deliver, or cause to be delivered, by October 31, 2015 (or such later date agreed upon by the Administrative Agent in its sole discretion), to the Administrative Agent an appraisal report (from a third-party appraiser) with respect to the Eligible Rental Equipment and Eligible Specified Rigs, dated as of August 2015 or later, in a form and substance reasonably satisfactory to the Administrative Agent.
1.8    Amendments to Section 7.02 of the Credit Agreement. Section 7.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 7.02 Financial Condition Covenants.
(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed the amounts set forth in the table below for each date of determination:

June 30, 2015	4.00:1.00
September 30, 2015	4.00:1.00
December 31, 2015	4.75:1.00
March 31, 2016	5.50:1.00
June 30, 2016	5.75:1.00
September 30, 2016	5.75:1.00
December 31, 2016	5.75:1.00
March 31, 2017	5.25:1.00
June 30, 2017	4.50:1.00
September 30, 2017	4.25:1.00
December 31, 2017 and thereafter	4.00:1.00

(b)    Consolidated Interest Coverage Ratio. Except for any period of four consecutive fiscal quarters of the Borrower ending on March 31, 2016, June 30, 2016, September 30, 2016 or December 31, 2016, permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to be less than 2.50:1.00; and for any period of four consecutive fiscal quarters of the Borrower ending on March 31, 2016, June 30, 2016, September 30, 2016 or December 31, 2016, permit the Consolidated Interest Coverage Ratio as at the last day of any such period to be less than 2.25:1.00.
(c)    Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower to exceed 1.50:1.00.
(d)    Asset Coverage Ratio. Permit the Asset Coverage Ratio as at the last day of each fiscal quarter of the Borrower to be less than 1.25:1.00.
1.9    Amendment to Section 7.06 of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by adding at the end of such Section the following sentences:
Notwithstanding anything else to the contrary contained herein or in any other Loan Document, starting on the Second Amendment Effective Date, no Restricted Payment (other than Restricted Payments pursuant to clauses (a), (b), (c), and/or (e) of Section 7.06) shall be permitted hereunder before September 30, 2017. Furthermore, for the avoidance of doubt, payments made (i) for the purpose of matching contributions of employees’ 401(k) Plan contributions (including payments made to third-parties for the purpose of permitting such third-parties to acquire Equity Interests of the Borrower to be delivered to employees for the purpose of such contributions) and (ii) pursuant to the Borrower’s Long-Term Incentive Plan, as amended and restated, shall not be considered Restricted Payments.
1.10    Amendment to add new Section 7.16 to the Credit Agreement. A new Section 7.16 of the Credit Agreement is hereby added in the appropriate place based on numerical ordering to read as follows:
Section 7.16 Prepayment of Senior Notes and Certain Indebtedness. Make any optional prepayment, repurchase, redemption, defeasance or any other voluntary payment in respect of any (a) Senior Notes, (b) Indebtedness issued pursuant to Section 7.03(g) or (c) Indebtedness issued pursuant to Section 7.03(l), in each case, before September 30, 2017; provided, however, if the prepayment, repurchase, redemption, defeasance or other voluntary payment is made from the proceeds of a substantially concurrent (y) incurrence of Indebtedness under Section 7.03(g), or (z) issuance of Equity Interests of the Borrower, such optional prepayment, repurchase, redemption, defeasance or other voluntary payment shall be permitted.
Section 2.     Amendment to Exhibits.
2.1    Effective as of the Second Amendment Effective Date, the Exhibits to the Credit Agreement are hereby amended by replacing Schedule 1 to Exhibit D with the corresponding Schedule 1 in Annex I hereto.
Section 3.    Conditions Precedent. This Amendment shall not become effective until the date (the “Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
3.1    Counterparts. The Administrative Agent shall have received from the Required Lenders, the Borrower and the Subsidiary Guarantors, executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment.
3.2    No Default or Event of Default. As of the date hereof and the Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
3.3    Fees. The Administrative Agent, the Lenders and L/C Issuer shall have received all fees and other amounts due and payable on or prior to the date hereof, including to the extent invoiced prior to the date hereof, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement. Without limiting the foregoing, each Lender party hereto shall receive a fee equal to 25 bps payable on the amount of each such Lender’s Commitment under the Credit Agreement on and as of the date hereof.
3.4    Representations and Warranties. Each of the Borrower and the Subsidiary Guarantors shall represent and warrant to the Administrative Agent and the Lenders that as of the date hereof and as of the Effective Date, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date.
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
4.2    Ratification and Affirmation; Representations and Warranties. The Borrower and each of the other Loan Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower and the Subsidiary Guarantors hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document, as amended hereby, to which it is a party and agrees that each Loan Document, as amended hereby, to which it is a party remains in full force and effect, notwithstanding the amendments contained herein and (b) represents and warrants to the Administrative Agent and the Lenders that: (i) as of the date hereof and as of the Effective Date, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof and as of the Effective Date, no Default or Event of Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.
4.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower and/or the Subsidiary Guarantors, as applicable, or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
4.4    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g., “pdf” or “tiff”) shall be effective as delivery of a manually executed counterpart of this Amendment.
4.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
4.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Second Amended and Restated Credit Agreement to be duly executed as of the date first written above.
BORROWER
PARKER DRILLING COMPANY,
as the Borrower

By:
Name:
Title:

SUBSIDIARY GUARANTORS

ANACHORETA, INC., a Nevada corporation
PARDRIL, INC., an Oklahoma corporation
PARKER AVIATION INC., an Oklahoma corporation
PARKER DRILLING ARCTIC OPERATING, LLC, a Delaware limited liability company
PARKER DRILLING COMPANY NORTH AMERICA, INC., a Nevada corporation
PARKER DRILLING COMPANY OF NIGER, an Oklahoma corporation
PARKER DRILLING COMPANY OF OKLAHOMA, INCORPORATED, an Oklahoma corporation
PARKER DRILLING COMPANY OF SOUTH AMERICA, INC., an Oklahoma corporation
PARKER DRILLING OFFSHORE COMPANY LLC, a Nevada limited liability company
PARKER DRILLING OFFSHORE USA, L.L.C., an Oklahoma limited liability company
PARKER NORTH AMERICA OPERATIONS, LLC, a Nevada limited liability company
PARKER TECHNOLOGY, INC., an Oklahoma corporation
PARKER TECHNOLOGY, L.L.C., a Louisiana limited liability company
PARKER TOOLS, LLC, an Oklahoma limited liability company
QUAIL USA, LLC, an Oklahoma limited liability company
ITS RENTAL AND SALES, INC., a Texas corporation

By:     ________________________________
Name:
Title:

PARKER DRILLING MANAGEMENT
SERVICES, LTD., a Nevada limited liability
company

By:                     ____
Name:
Title:

QUAIL TOOLS, L.P., an Oklahoma limited partnership

By:	Quail USA, LLC, its General Partner

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:_______________________________________
Name:
Title:

BARCLAYS BANK PLC, as a Lender

By:
Name:
Title:

WELLS FARGO BANK N.A., as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:
Name:
Title:

WHITNEY BANK, as a Lender

By:
Name:
Title:

HSBC BANK USA, N.A., as a Lender

By:
Name:
Title:

NORTHRIM BANK, as a Lender

By:
Name:
Title:

ANNEX I

For the Quarter/Year ended _________________ (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)
I.    Section 7.02(a) – Consolidated Leverage Ratio.
A.    Consolidated Total Debt at Statement Date     $______
B.    Consolidated EBITDA for Subject Period (from Schedule 2):     $______
C.    Consolidated Leverage Ratio (Line I.A ÷ Line I.B):     ____ to 1.00

Maximum permitted: As of the last day of each period of four consecutive fiscal quarters ending:	Maximum Consolidated Leverage Ratio
June 30, 2015	4.00:1.00
September 30, 2015	4.00:1.00
December 31, 2015	4.75:1.00
March 31, 2016	5.50:1.00
June 30, 2016	5.75:1.00
September 30, 2016	5.75:1.00
December 31, 2016	5.75:1.00
March 31, 2017	5.25:1.00
June 30, 2017	4.50:1.00
September 30, 2017	4.25:1.00
December 31, 2017 and thereafter	4.00:1.00

II.    Section 7.02(b) – Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for measurement period ending
on above date (“Subject Period”) (from Schedule 2):     $______
B.    Consolidated Interest Charges for Subject Period:     $______
C.    Consolidated Interest Coverage Ratio (Line II.A ÷ Line II.B):     ____ to 1.00

Minimum required: As of the last day of each period of four consecutive fiscal quarters ending:	Minimum Consolidated Interest Coverage Ratio
March 31, 2016, June 30, 2016, September 30, 2016 or December 31, 2016	2.25 to 1.00
Any other period	2.50 to 1.00

III.    Section 7.02(c) – Consolidated Senior Secured Leverage Ratio.
A.    Consolidated Senior Secured Debt at Statement Date     $______
B.    Consolidated EBITDA for Subject Period (from Schedule 2):     $______
C.    Consolidated Senior Secured Leverage Ratio (Line III.A ÷ Line     ____ to 1.00
III.B):
Maximum permitted:

As of the last day of each     Maximum Consolidated Senior
period of four consecutive fiscal    Secured Leverage Ratio
quarters    1.50 to 1.00
IV.    Section 7.02(d) – Asset Coverage Ratio as of [date].

A.	Aggregate Net Amount of Eligible Domestic
Accounts Receivable    $_______

B.     Net Equipment OLV    $_______
C.    Net Specified Rigs OLV    $_______
D.    Total Outstandings, as of [date]    $_______
E.     Asset Coverage Ratio (((.85 x Line IV.A) +     _____ to 1.00        (.5 x (Line IV.B + Line IV.C))) ÷ Line IV.D)
Minimum required:

As of the last day of     Asset Coverage Ratio
the fiscal quarter     1.25 to 1.00

Supplemental support details requested by the Administrative Agent relating to the calculations above are provided on Schedule 3 attached hereto.

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